UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to § 240.14a-12

Smith & Wesson Brands, Inc.

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 13, 2020. Meeting Information SMITH & WESSON BRANDS, INC. Meeting Type: Annual Meeting For holders as of: August 21, 2020 Date: October 13, 2020 Time: 12:00 p.m., EasternTime Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/SWBI2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SWBI2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). SMITH & WESSON BRANDS, INC. You are receiving this communication because you hold shares in 2100 ROOSEVELT AVENUE the company named above. SPRINGFIELD, MA 01104 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P43604 See proxy the materials reverse and side voting of this instructions. notice to obtain D23099 -

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 29, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow P43604 XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. - During The Meeting: Go to www.virtualshareholdermeeting.com/SWBI2020. Have the information that is printed in the box marked D23100 by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote AGAINST the following proposal: 1. PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors all of the nominees listed 4. PROPOSAL 4: A stockholder proposal, if properly below to serve until our next annual meeting presented at the meeting. of stockholders and until their successors are elected and qualified: and upon such matters which may properly come before the meeting or any adjournment or postponement Nominees: thereof. 01) Robert L. Scott 05) Barry M. Monheit 02) Michael F. Golden 06) Mitchell A. Saltz The shares represented by this proxy, when properly 03) Anita D. Britt 07) Mark P. Smith executed, will be voted in the manner directed herein 04) John B. Furman by the undersigned stockholder(s). If no directions are made, this proxy will be voted FOR all directors, FOR proposals 2 and 3, and AGAINST proposal 4. The Board of Directors recommends you vote FOR If any other matters properly come before the meeting, the following proposals: the persons named in this proxy will vote in their 2. PROPOSAL 2: To provide a non-binding discretion. advisory vote on the compensation of our named executive officers for fiscal 2020 (“say-on-pay”). 3. PROPOSAL 3: To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2021. - P43604 D23101

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